SUPPLEMENT DATED OCTOBER 1, 2003 TO
                                           CONTRACT PROSPECTUS DATED MAY 1, 2003

The following information supplements, and to the extent inconsistent therewith, replaces the information in your contract prospectus. Please retain this supplement and keep it with the prospectus for future reference.

THE BOARD OF DIRECTORS OF THE UNIVERSAL INSTITUTIONAL FUNDS: ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO HAS APPROVED THE LIQUIDATION OF THE PORTFOLIO ON OCTOBER 31, 2003. Therefore, the portfolio will no longer be available as a variable funding option under your contract. Prior to the liquidation, you may transfer any contract value from the portfolio to one or more of the other variable funding options available under your contract. If you have not transferred your contract value out of the portfolio prior to the liquidation, that contract value will be automatically transferred to the Van Kampen Life Investment Trust: Money Market Portfolio. At that point, you may leave your transferred contract value in the Money Market Portfolio or reallocate it to any of the other variable funding options available under your contract.


SUPPLEMENT TO: TRAVELERS PREMIER ADVISERS ANNUITY, TRAVELERS PREMIER ADVISERS II ANNUITY, TRAVELERS PREMIER ADVISERS - ASSET MANAGER ANNUITY.

October 2003                                                             L-23054